TRANSAMERICA PARTNERS FUNDS GROUP

TRANSAMERICA ASSET ALLOCATION FUNDS

and

TRANSAMERICA PARTNERS INSTITUTIONAL FUNDS GROUP

TRANSAMERICA INSTITUTIONAL ASSET ALLOCATION FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statement of Additional Information

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Transamerica Partners Money Market

Transamerica Partners Institutional Money Market (collectively, the “portfolios”)

The Board of Trustees of Transamerica Partners Money Market Portfolio, the underlying mutual fund in which all of the assets of the portfolios are invested, has approved the termination of the Investment Sub-Advisory Agreement between Transamerica Asset Management, Inc. (“TAM”) and GE Asset Management Incorporated. The Board has approved a new Investment Sub-Advisory Agreement between TAM and AEGON USA Investment Management, LLC (“AUIM”), an affiliate of TAM. Under the Investment Company Act of 1940, shareholder approval of this agreement must be obtained, and the Board has authorized seeking such approval. Proxy materials describing AUIM are expected to be mailed in the fourth quarter of 2012. If shareholder approval is obtained, the sub-adviser change is expected to take effect on or about March 1, 2013.

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Investors Should Retain this Supplement for Future Reference

October 19, 2012